EXHIBIT 99.2

FOURTH AMENDMENT TO THE TERM LOAN AGREEMENT

This FOURTH AMENDMENT TO THE TERM LOAN AGREEMENT (this “Amendment”), dated as of March 28, 2013, is by and among CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados having its principal place of business at Suite 102, Bush Hill, Bay Street, St. Michael, Barbados, West Indies (“CAL” or the “Borrower”), CAI INTERNATIONAL, INC., a Delaware corporation having its principal place of business at Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105 (“CAI”) and the other Guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), the lending institutions from time to time listed on the signature pages hereto (the “Lenders”), ING BANK N.V., as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and ING BANK N.V., acting as Mandated Lead Arranger and Physical Bookrunner).  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement referred to below.

WHEREAS, the Borrower, CAI, the Lenders and the Administrative Agent are parties to that certain Term Loan Agreement, dated as of December 20, 2010 (as amended by the Amendment to the Loan Agreement dated as of March 11, 2011, the Second Amendment to the Term Loan Agreement dated as of April 12, 2012, the Third Amendment to the Term Loan Agreement dated August 31, 2012, and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, collectively, the “Loan Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

WHEREAS, the Borrower requests that the Administrative Agent and the Lenders amend certain provisions set forth in the Loan Agreement subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.           Amendments to Loan Agreement.  Subject to the satisfaction of the conditions precedent set forth in §4 below,

(a)           The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Applicable Margin.  Either of the following:  (A) with respect to Eurodollar Rate Loans, two and one-quarter of one percent (2.25%) and (B) with respect to Base Rate Loans, two percent (2.00%).”

(b)           The definition of “Balance Sheet Date” in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Balance Sheet Date.  December 31, 2012.”

(c)           The definition of “Principal Payment Amount” in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

“Principal Payment Amount.  With respect to each Term Loan drawdown described under Section 2.1(A) and (B) of the Loan Agreement, (A) for each Principal Payment Date (other than the Maturity Date), an amount equal to One Million Eight Hundred Seventy-Five Thousand Dollars ($1,875,000), and (B) on the Maturity Date, the then unpaid Principal Balance of such Term Loan, in each case as such amounts in (A) and (B) may be reduced from time to time pursuant to Section 3.2.4 hereof as a consequence of any principal prepayments made hereunder.  The Principal Payment Amount due on any Principal Payment Date is in addition to any prepayment required pursuant to the provisions of Section 3.2 hereof.”

(d)           The following definition of “Total Leverage Ratio” is hereby added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

“Total Leverage Ratio.  As at any date of determination, the ratio of (a) Consolidated Funded Debt as at such date to (b) Consolidated Tangible Net Worth for the Reference Period most recently ended; provided that in the event any Permitted Acquisition shall have been completed during such Reference Period, the Total Leverage Ratio shall be computed giving pro forma effect to such Permitted Acquisition as if it had been completed at the beginning of such Reference Period, using the actual results (as approved by the Administrative Agent) of the Person, assets or business unit being so acquired.

(e)            Section 7.24 of the Loan Agreement is amended to delete the phrase “with financially sound and reputable insurers” therein.

(f)            Section 8.7 of the Loan Agreement is deleted in its entirety and replaced with the following new Section 8.7;

“8.7  Insurance.  CAI will, and will cause each of its Subsidiaries to, maintain insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreement, provided that, in the case of credit default insurance with respect to lessees, such type of insurance is available to CAI and its Subsidiaries on commercially reasonable terms and at commercially reasonably prices.”

(g)           Subsection 9.1(f) of the Loan Agreement is amended to replace the reference to “$25,000,000” therein with a reference to “$50,000,000”;

(h)           Subsection 9.1(h) of the Loan Agreement is amended and restated in its entirety as follows:

“(h)         any renewal or refinancing of any Indebtedness permitted under this §9.1; provided that any such refinancing or renewal does not independently violate any restriction, basket, limitation or other provision of this §9;”

(i)            Subsection 9.1(n) of the Loan Agreement is amended and restated in its entirety as follows:

“(n)         other Indebtedness consisting of:

(i)          Indebtedness that is unsecured;

(ii)         Indebtedness that is secured; provided that any such secured Indebtedness either: (w) is secured by assets that are not commingled with the Collateral; (x) if secured by assets that are commingled with the Collateral, is subject to the Intercreditor Agreement; (y) if CAI Rail Indebtedness, complies with the provisions of §9.14; or (z) consists of Indebtedness of Excluded Subsidiaries; or

(iii)         other secured Indebtedness not to exceed $60,000,000 in the aggregate;

provided that both before and immediately after any such Indebtedness is incurred, no Default or Event of Default shall have occurred and be continuing and the proceeds of such Indebtedness are used solely for (A) repayments of Revolving Credit Loans pursuant to §3.3, (B) the acquisition of assets and fees, costs and expenses incurred in connection with the acquisition of assets or (C) for the refinancing of any such Indebtedness; and”

(j)            Subsection 9.1(o) of the Loan Agreement is amended to read as follows:

“(o)         unsecured Indebtedness incurred by CAI consisting of one or more guaranties of CAI Rail Indebtedness.”

(k)           Subsection 9.2.1(vii) of the Loan Agreement is amended to read as follows:

“(vii)           Liens on the property listed on Schedule 9.2 hereto that are granted to secure any refinancing or renewal of Indebtedness permitted under §9.1, which refinancing or renewal is permitted under §9.1(h) hereof (subject to all the provisos contained therein); provided that either (A)(1) such Liens encumber the same property (and no additional assets or property of the Loan Parties) as secured the Indebtedness that was so refinanced or renewed and (2) the aggregate amount of Indebtedness secured by such property has not increased as a result of such refinancing or renewal or (B) the Indebtedness secured by such liens is permitted under §9.1(n);”

(l)            Subsection 9.2.1(xi) of the Loan Agreement is amended to read as follows:

“(xi)           Liens on the property listed on Schedule 9.2 hereto that are granted to secure any refinancing or renewal of Indebtedness permitted under §9.1, which refinancing or renewal is permitted under §9.1(h) hereof (subject to all the provisos contained therein), or that otherwise comply with §9.1(h);”

(m)           Section 9.2.2 of the Loan Agreement is deleted in its entirety and is replaced with the following new Section 9.2.2:

“9.2.2  Restrictions on Upstream Limitations.  CAI will not, nor will it permit any of its Subsidiaries to, enter into any agreement, contract or arrangement (excluding the Loan Agreement and the other Loan Documents) restricting the ability of any Subsidiary of any Loan Party (other than CAI Rail or any Excluded Subsidiary) to pay or make dividends or distributions in cash or kind to such Loan Party (other than an agreement made by a Securitization Entity, CAI Rail or an Excluded Subsidiary), to make loans, advances or other payments of whatsoever nature to such Loan Party, or to make transfers or distributions of all or any part of its assets to such Loan Party.”

(n)           The proviso in subsection 9.3(e)(i) of the Loan Agreement is amended by deleting the reference to “$50,000,000” therein and replacing it with a reference to “$60,000,000”;

(o)           Section 9.4 is deleted in its entirety and replaced with the following new Section 9.4:

“9.4       Restricted Payments.  Neither the Borrower nor any of its Subsidiaries will make any Restricted Payments except that, so long as no Default or Event of Default then exists or would result from such payment, CAI may make Distributions (a) at any time the Total Leverage Ratio, as of the date of such Distribution, is less than 2.00:1.00, or (b) in an amount not to exceed 50% of Consolidated Net Income for the most recently ended fiscal year of CAI at any time the Total Leverage Ratio, as of the date of such Distribution, is equal to or greater than 2.00:1.00.”

§2.           Representations and Warranties.  As of the Fourth Amendment Effective Date (as defined below), each of the Borrower and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)            Representations and Warranties in Term Loan Agreement.  The representations and warranties of the Borrower contained in the Loan Agreement were true and correct in all material respects when made, and continue to be true and correct on the Fourth Amendment Effective Date.

(b)           Authority, Etc.  The execution and delivery by each of Borrower and the Guarantors of this Amendment and the performance by each of the Borrower and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Loan Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)           Enforceability of Obligations. The Amendment Documents, the Loan Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)           No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Loan Agreement or any other Loan Document.

§3.           Affirmation of Borrower and Guarantors.

(a)           The Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Term Loans, and all other amounts due under the Term Notes, the Loan Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein.  The Borrower confirms and agrees that (i) the obligations of the Borrower to the Lenders and the Administrative Agent under the Loan Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Loan Agreement" in the Security Documents and the other Loan Documents shall hereafter refer to the Loan Agreement as amended hereby.

(b)           Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment.  Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the Guaranteed Obligations.  Each Guarantor hereby confirms and agrees that all references to the term “Loan Agreement” in the Guaranty to which it is a party shall hereafter refer to the Loan Agreement as amended hereby.

§4.           Conditions to Effectiveness.  The amendments provided for in this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “Fourth Amendment Effective Date”):

(a)            the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrower, the Guarantors, all of the Lenders and the Administrative Agent, and this Amendment shall be in full force and effect;

(b)           the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Documents which are required pursuant to the transactions contemplated by this Amendment;

(c)            the Administrative Agent shall have received a certificate of the authorized officer of the Borrower and each Guarantor dated as of the Fourth Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of the Borrower or any Guarantor since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by the Borrower and each of the Guarantors authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of the Borrower and each of the Guarantors authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(d)           a Borrowing Base Report, dated as of the date hereof, executed by the Borrower;

(e)            there shall not have occurred (i) a Material Adverse Effect since December 31, 2012 or (ii) a material adverse change in the facts and information regarding the Borrower and Guarantors represented to date to the Administrative Agent and the Lenders; and

(f)            The Borrower, CAI International, Inc., Bank of America N.A., as administrative agent for itself and the other lenders thereto, Union Bank, N.A. as documentation agent, and the other parties thereto shall have entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2013, among CAI and Container Applications Limited, as borrowers, the lending institutions from time to time party thereto, and Bank of America N.A., as administrative agent.

§5.           Satisfaction of Conditions.  Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

§6.           Partial Prepayment of the Loans.

(a)           On the Fourth Amendment Effective Date, pursuant to §3 of the Loan Agreement the Borrower shall prepay the outstanding Loans in an aggregate amount equal to $124,373,336, such that, following such prepayment, the outstanding principal balance of the Loans shall be equal to $125,000,000.

(b)           The Required Lenders, by the execution of this Amendment, hereby agree that, notwithstanding the provisions in clause (y)(iii) of the proviso in §6.3 of the Loan Agreement, immediately following the prepayment referenced in paragraph (a) of this §6, the Administrative Agent may release its lien with respect to a portion of the Collateral, as selected by the Borrower on a nondiscriminatory basis, provided that immediately following such release the Effective Advance Rate shall not exceed 82.5%.

§7.           Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Loan Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.  Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Loan Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Loan Agreement or the other Loan Documents.  THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrower hereby agrees to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

Borrower:

CONTAINER APPLICATIONS LIMITED

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

Guarantors:

CAI INTERNATIONAL, INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

SKY CONTAINER TRADING LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI CONSENT SWEDEN AB

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI INTERNATIONAL GMBH

By:	/s/ Daniel J. Hallahan
Name: Daniel J. Hallahan
Title: Managing Director

Lenders and Administrative Agent:

ING BANK, N.V., as
Administrative Agent

By:	/s/ Mark Bekker
Name: Mark Bekker
Title: Director

By:	/s/ Jules Oscar E. Kollmann
Name: Jules Oscar E. Kollmann
Title: Managing Director

ING BANK, N.V., as Lender

By:	/s/ Mark Bekker
Name: Mark Bekker
Title: Director

By:	/s/ Jules Oscar E. Kollmann
Name: Jules Oscar E. Kollmann
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jerri A. Kallam
Name: Jerri A. Kallam
Title: Director

DVB BANK S.E., as Lender

By:	/s/ T. Olliver
Name: T. Olliver
Title: VP

By:	/s Lih Schuppan
Name: Lih Schuppan
Title: VP

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title: Managing Director

UNION BANK, N.A., as Lender

By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

COMERICA BANK, as Lender

By:	/s/ Carl R. Barkow
Name: Carl R. Barkow
Title: Vice President